Exhibit 99.1

Apple Hospitality REIT, Inc. Reports Results of Operations for Third Quarter 2016

Richmond, VA – November 7, 2016 – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced results of operations for the third quarter of 2016.

 Selected Statistical and Financial Data
As of and For the Three and Nine Months Ended September 30
(Unaudited) (in thousands, except statistical and per share amounts)(1)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	% Change	2016	2015	% Change

Net income	$13,694	$46,968	(70.8%)	$103,098	$135,080	(23.7%)
Net income per share	$0.07	$0.27	(74.1%)	$0.57	$0.74	(23.0%)

Adjusted EBITDA	$104,084	$90,563	14.9%	$283,208	$251,772	12.5%
Comparable Hotels Adjusted Hotel EBITDA	$125,692	$126,295	(0.5%)	$371,271	$357,070	4.0%
Comparable Hotels Adjusted Hotel EBITDA Margin	38.6%	40.0%	(140 bps )	39.1%	39.2%	(10 bps )
Modified funds from operations (MFFO)	$93,706	$80,893	15.8%	$253,384	$225,946	12.1%
MFFO per share	$0.49	$0.46	6.5%	$1.41	$1.24	13.7%

ADR (Actual)	$136.04	$133.18	2.1%	$135.88	$130.12	4.4%
Occupancy (Actual)	80.2%	80.5%	(0.4%)	78.9%	78.6%	0.4%
RevPAR (Actual)	$109.07	$107.19	1.8%	$107.18	$102.23	4.8%

Comparable Hotels ADR	$134.75	$132.51	1.7%	$134.90	$130.78	3.2%
Comparable Hotels Occupancy	80.1%	80.3%	(0.2%)	78.5%	78.7%	(0.3%)
Comparable Hotels RevPAR	$107.97	$106.37	1.5%	$105.96	$102.86	3.0%

Distributions paid	$57,227	$52,576	8.8%	$161,940	$176,814	(8.4%)
Distributions paid per share	$0.30	$0.30	-	$0.90	$0.97	(7.2%)

Total debt outstanding	$1,351,399
Net debt to trailing twelve month Adjusted EBITDA (2)	3.0

(1) Explanations of and reconciliations to Net Income of Adjusted EBITDA, Comparable Hotels Adjusted Hotel EBITDA and MFFO, are included at the end of this release.
(2) Adjusted EBITDA used for the calculation is the trailing twelve month Comparable Hotels Adjusted Hotel EBITDA of $469 million less actual General and Administrative expenses for the Company and Apple REIT Ten, Inc. for the trailing twelve months totaling $24 million.

Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

 Justin Knight, President and Chief Executive Officer, commented, “We are pleased with the overall performance of our portfolio of hotels during the third quarter of this year. Amid a more moderate growth environment, our hotels delivered an increase in Comparable Hotels RevPAR of 1.5 percent and Adjusted EBITDA growth of 14.9 percent. With our successful completion of the merger with Apple REIT Ten during the quarter, we further enhanced our geographic reach and product focus which I believe will increase our opportunity for long-term outperformance in a period of general economic and lodging sector uncertainty.”

Page | 1
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Hotel Portfolio Overview
Apple Hospitality owns a highly diversified hotel portfolio, which helps insulate the revenue stream of the Company from regional economic dislocations that may occur from time to time. As of September 30, 2016, Apple Hospitality owned 236 hotels, with 30,299 rooms, comprised of 116 Marriott® branded hotels and 120 Hilton® branded hotels, with locations in 96 MSAs throughout 33 states.

Transactional Activity
Apple Hospitality completed the Apple REIT Ten, Inc. (“Apple Ten”) merger on September 1, 2016.  The merger added 56 Marriott and Hilton branded primarily select service and extended stay hotels with 7,209 guestrooms to the Company’s portfolio.  As consideration in the merger, the Company issued approximately 49 million common shares and paid approximately $94 million to the Apple Ten shareholders and assumed approximately $257 million of debt.  Also during the quarter, the Company acquired a newly constructed 128-room Home2 Suites by Hilton® hotel in Atlanta, GA for a purchase price of approximately $25 million.

In October 2016, the Company entered into separate contracts for the sale of its 224-room Hilton® hotel in Dallas, TX and 226-room Marriott® hotel in Chesapeake, VA for a total combined gross sales price of approximately $66 million.  The contracts are subject to a number of conditions to closing and therefore there can be no assurance that closings will occur. If both closings occur, the total combined net gain resulting from these two sales is estimated to be approximately $11 million and it is anticipated the closings would occur by March 31, 2017.  As a result of the reduction in the Company’s planned hold period, the Company recorded an impairment loss of approximately $5 million during the third quarter of 2016 to adjust the basis of the Chesapeake Marriott® hotel to its estimated fair value.

Litigation Settlement
As previously disclosed, Apple Hospitality is one of the parties to a derivative action commenced by a former shareholder of Apple Ten in connection with the Apple Ten merger. On November 2, 2016, the parties reached an agreement in principle to settle the litigation for $32 million, which settlement remains subject to final court approval.  The Company has reflected the settlement amount in accounts payable and other liabilities in its consolidated balance sheet, and in transaction costs in its consolidated statements of operations, in its third quarter 2016 financial statements. The Company anticipates that, should the settlement be completed, approximately $10 million to $15 million of the settlement amount would be funded from insurance proceeds and other parties to the settlement.

Share Repurchase Program
Effective September 2, 2016, Apple Hospitality established a written trading plan (“2016 Plan”) under its $475 million share repurchase program that provides for share repurchases up to an aggregate of $400 million in open market transactions that is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The timing of share repurchases and the number of common shares to be repurchased under the 2016 Plan will depend upon prevailing market conditions, regulatory requirements and other factors. The 2016 Plan does not obligate the Company to repurchase any specific number of shares and may be suspended at any time at its discretion. The Company did not repurchase any common shares under the 2016 Plan in the third quarter; however, subsequent to September 30, 2016, the Company has repurchased approximately 147,000 common shares at an average price of $17.81. The Company has funded and intends to fund future purchases, if any, under the 2016 Plan, with availability under its $540 million revolving credit facility.

Capital Improvements
Apple Hospitality consistently reinvests in its properties in order to maintain their relevance and competitiveness within

Page | 2
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com their markets. During the nine months ended September 30, 2016, the Company invested approximately $42 million in capital expenditures for existing hotels and anticipates investing an additional $20 million during the remainder of 2016, which includes various scheduled renovation projects for approximately 20 properties.

Balance Sheet
As of September 30, 2016, Apple Hospitality had approximately $1.3 billion of total net indebtedness with a current combined weighted average interest rate of approximately 3.3% for the remainder of 2016. Excluding unamortized debt issuance costs and fair value adjustments, total indebtedness is comprised of approximately $474 million in property-level debt secured by 34 hotels, and $877 million outstanding on its unsecured credit facilities. Apple Hospitality’s undrawn capacity on its unsecured credit facilities at September 30, 2016 was approximately $238 million.  The Company’s net debt to trailing twelve months Adjusted EBITDA ratio at September 30, 2016 was 3.0 times, which provides Apple Hospitality with financial flexibility to fund capital requirements and pursue opportunities in the marketplace.  In November 2016, the Company entered into a ten year $70 million mortgage loan secured by three properties with an annual fixed interest rate of 3.55%.

Shareholder Distributions
Apple Hospitality paid distributions of $0.30 per common share during the three-month period ended September 30, 2016.  Based on the Company’s common share closing price of $17.48 on November 3, 2016, the annualized distribution of $1.20 per common share represents an annual yield of approximately 6.9%. The Company’s Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Company’s Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

2016 Outlook
Apple Hospitality is providing its operational and financial outlook for 2016. This outlook, which is based on management’s current view of both operating and economic fundamentals of the Company’s existing portfolio of hotels, does not take into account any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions. Comparable Hotels RevPAR Growth guidance includes properties acquired, including those acquired through the Apple Ten merger, as if the hotels were owned as of January 1, 2015. Adjusted EBITDA guidance includes results for hotels acquired beginning on their acquisition date. For the full year 2016, the Company anticipates:

	2016 Guidance
	Low-End	High-End

Comparable Hotels RevPAR Growth	2.0%	4.0%

Adjusted EBITDA	$370 Million	$390 Million

Earnings Call
The Company will host a quarterly conference call for investors and interested parties on Tuesday, November 8, 2016, at 9:00 a.m. Eastern Time. The conference call will be accessible by telephone and the Internet. To access the call, participants from within the U.S. should dial (877) 407-9039, and participants from outside the U.S. should dial (201) 689-8470. Participants may also access the call via live webcast by visiting the investor information section of the Company's website at ir.applehospitalityreit.com. A replay of the call will be available from approximately 12:00 p.m. Eastern Time on November 8, 2016, through midnight Eastern Time on November 22, 2016. To access the replay, the

Page | 3
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com domestic dial-in number is (877) 870-5176, the international dial-in number is (858) 384-5517, and the passcode is 13646441. The archive of the webcast will be available on the Company's website for a limited time.

About Apple Hospitality REIT, Inc.
Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (REIT) that owns one of the largest portfolios of upscale, select service hotels in the United States. The Company’s portfolio consists of 236 hotels, with over 30,000 guestrooms, diversified across the Hilton® and Marriott® families of brands with locations in urban, high-end suburban and developing markets throughout 33 states. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer
Certain statements contained in this press release other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that have been or may be instituted against Apple Hospitality or others; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust.  Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.  In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the Securities and Exchange Commission, including, but not limited to, in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016.  Any forward-looking statement that Apple Hospitality makes speaks only as of the date of such statement.  Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:
Apple Hospitality REIT, Inc.
Kelly Clarke, Vice President, Investor Relations
(804) 727-6321
kclarke@applereit.com
For additional information or to receive press releases by email, visit www.applehospitalityreit.com.

Page | 4
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Consolidated Balance Sheets
(in thousands, except share data)

	September 30,	December 31,
	2016	2015
	(unaudited)
Assets
Investment in real estate, net of accumulated depreciation
of $526,973 and $423,057, respectively	$4,894,216	$3,641,767
Restricted cash-furniture, fixtures and other escrows	31,953	22,651
Due from third party managers, net	50,973	24,743
Other assets, net	41,551	33,614
Total Assets	$5,018,693	$3,722,775

Liabilities
Revolving credit facility	$302,100	$114,800
Term loans	570,670	421,444
Mortgage debt	476,405	461,859
Accounts payable and other liabilities	133,119	77,614
Total Liabilities	1,482,294	1,075,717

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued
and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares;
issued and outstanding 223,406,001 and 174,368,340 shares, respectively	4,461,589	3,500,584
Accumulated other comprehensive loss	(9,991)	(2,057)
Distributions greater than net income	(915,199)	(851,469)
Total Shareholders' Equity	3,536,399	2,647,058

Total Liabilities and Shareholders' Equity	$5,018,693	$3,722,775

Note:
The Consolidated Balance Sheets and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Page | 5
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Consolidated Statements of Operations and Comprehensive Income
 (Unaudited) (in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenues:
Room	$255,269	$221,978	$698,759	$628,982
Other	21,202	18,577	59,835	56,299
Total revenue	276,471	240,555	758,594	685,281

Expenses:
Operating	69,082	59,024	187,370	170,781
Hotel administrative	20,866	17,684	57,921	52,248
Sales and marketing	21,329	18,524	59,244	53,502
Utilities	10,543	9,505	25,862	25,222
Repair and maintenance	10,478	9,245	29,167	27,771
Franchise fees	11,834	10,360	32,212	29,069
Management fees	9,205	8,491	26,189	24,081
Property taxes, insurance and other	14,787	10,450	40,315	33,727
Ground lease	2,615	2,496	7,587	7,504
General and administrative	2,623	5,175	12,511	14,421
Transaction costs	36,452	842	37,861	7,891
Loss on impairment of depreciable real estate assets	5,471	-	5,471	-
Depreciation	37,343	32,351	104,651	94,205
Total expenses	252,628	184,147	626,361	540,422

Operating income	23,843	56,408	132,233	144,859

Interest and other expense, net	(10,156)	(9,302)	(28,519)	(24,265)
Gain on sale of real estate	-	-	-	15,358

Income before income taxes	13,687	47,106	103,714	135,952

Income tax benefit (expense)	7	(138)	(616)	(872)

Net income	$13,694	$46,968	$103,098	$135,080

Other comprehensive income (loss):
Unrealized gain (loss) on interest rate derivatives	4,261	(5,978)	(7,934)	(6,437)
Cash flow hedge losses reclassified to earnings	-	-	-	785

Comprehensive income	$17,955	$40,990	$95,164	$129,428

Basic and diluted net income per common share	$0.07	$0.27	$0.57	$0.74

Weighted average common shares outstanding - basic and diluted	190,563	175,069	180,004	182,247

Note:
The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Page | 6
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics and Statistical Data
(Unaudited) (in thousands except statistical data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	% Change	2016	2015	% Change

Room revenue	$300,968	$291,846	3.1%	$875,376	$834,889	4.8%
Other revenue	24,908	24,224	2.8%	74,386	75,636	(1.7%)
Total revenue	325,876	316,070	3.1%	949,762	910,525	4.3%

Total operating expenses	200,184	189,775	5.5%	578,491	553,455	4.5%

Adjusted Hotel EBITDA	$125,692	$126,295	(0.5%)	$371,271	$357,070	4.0%
Adjusted Hotel EBITDA Margin %	38.6%	40.0%	(140 bps )	39.1%	39.2%	(10 bps )

ADR (Comparable Hotels)	$134.75	$132.51	1.7%	$134.90	$130.78	3.2%
Occupancy (Comparable Hotels)	80.1%	80.3%	(0.2%)	78.5%	78.7%	(0.3%)
RevPAR (Comparable Hotels)	$107.97	$106.37	1.5%	$105.96	$102.86	3.0%

ADR (Actual)	$136.04	$133.18	2.1%	$135.88	$130.12	4.4%
Occupancy (Actual)	80.2%	80.5%	(0.4%)	78.9%	78.6%	0.4%
RevPAR (Actual)	$109.07	$107.19	1.8%	$107.18	$102.23	4.8%

Reconciliation to Actual Results

Total Revenue (Actual)	$276,471	$240,555		$758,594	$685,281
Revenue from acquisitions prior to ownership	49,452	75,548		191,165	230,811
Revenue from dispositions	-	-		-	(7,359)
Lease revenue intangible amortization	(47)	(33)		3	1,792
Comparable Hotels Total Revenue	$325,876	$316,070		$949,762	$910,525

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$106,707	$95,738		$295,719	$266,193
AHEBITDA from acquisitions prior to ownership	18,985	30,557		75,552	92,900
AHEBITDA from dispositions	-	-		-	(2,023)
Comparable Hotels AHEBITDA	$125,692	$126,295		$371,271	$357,070

Note:
Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of Net Income to Non-GAAP financial measures is included in the following pages.

Page | 7
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Quarterly Operating Metrics and Statistical Data
(Unaudited) (in thousands except statistical data)

	Three Months Ended
	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016

Room revenue	$232,610	$253,014	$290,029	$291,846	$250,259	$266,598	$307,810	$300,968
Other revenue	24,067	25,598	25,814	24,224	25,540	23,465	26,013	24,908
Total revenue	256,677	278,612	315,843	316,070	275,799	290,063	333,823	325,876

Total operating expenses	166,168	176,011	187,669	189,775	178,184	182,131	196,176	200,184

Adjusted Hotel EBITDA	$90,509	$102,601	$128,174	$126,295	$97,615	$107,932	$137,647	$125,692
Adjusted Hotel EBITDA Margin %	35.3%	36.8%	40.6%	40.0%	35.4%	37.2%	41.2%	38.6%

ADR (Comparable Hotels)	$121.51	$128.06	$131.47	$132.51	$126.67	$132.67	$137.05	$134.75
Occupancy (Comparable Hotels)	70.6%	74.0%	81.7%	80.3%	71.6%	73.6%	81.9%	80.1%
RevPAR (Comparable Hotels)	$85.82	$94.70	$107.36	$106.37	$90.73	$97.60	$112.23	$107.97

ADR (Actual)	$119.30	$125.49	$131.33	$133.18	$127.04	$133.16	$138.16	$136.04
Occupancy (Actual)	70.7%	73.6%	81.8%	80.5%	71.9%	74.1%	82.2%	80.2%
RevPAR (Actual)	$84.29	$92.30	$107.43	$107.19	$91.36	$98.66	$113.59	$109.07

Reconciliation to Actual Results

Total Revenue (Actual)	$202,323	$210,352	$234,374	$240,555	$213,033	$224,487	$257,636	$276,471
Revenue from acquisitions prior to ownership	66,178	73,529	81,734	75,548	62,799	65,479	76,234	49,452
Revenue from dispositions	(11,966)	(7,127)	(232)	-	-	-	-	-
Lease revenue intangible amortization	142	1,858	(33)	(33)	(33)	97	(47)	(47)
Comparable Hotels Total Revenue	$256,677	$278,612	$315,843	$316,070	$275,799	$290,063	$333,823	$325,876

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$71,073	$76,650	$93,805	$95,738	$74,790	$83,438	$105,574	$106,707
AHEBITDA from acquisitions prior to ownership	23,408	28,008	34,335	30,557	22,825	24,494	32,073	18,985
AHEBITDA from dispositions	(3,972)	(2,057)	34	-	-	-	-	-
Comparable Hotels AHEBITDA	$90,509	$102,601	$128,174	$126,295	$97,615	$107,932	$137,647	$125,692

Note:
Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of Net Income to Non-GAAP financial measures is included in the following pages.

Page | 8
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Operating Statistics Summary
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	% Change	2016	2015	% Change

ADR (Actual)	$136.04	$133.18	2.1%	$135.88	$130.12	4.4%
Occupancy (Actual)	80.2%	80.5%	(0.4%)	78.9%	78.6%	0.4%
RevPAR (Actual)	$109.07	$107.19	1.8%	$107.18	$102.23	4.8%

ADR (Comparable Hotels)	$134.75	$132.51	1.7%	$134.90	$130.78	3.2%
Occupancy (Comparable Hotels)	80.1%	80.3%	(0.2%)	78.5%	78.7%	(0.3%)
RevPAR (Comparable Hotels)	$107.97	$106.37	1.5%	$105.96	$102.86	3.0%

ADR (AHR Only Comparable Hotels)	$136.50	$133.91	1.9%	$136.04	$131.32	3.6%
Occupancy (AHR Only Comparable Hotels)	80.4%	80.6%	(0.2%)	78.9%	79.0%	(0.1%)
RevPAR (AHR Only Comparable Hotels)	$109.76	$107.93	1.7%	$107.35	$103.70	3.5%

ADR (Apple Ten Only Comparable Hotels)	$129.06	$127.78	1.0%	$131.17	$128.96	1.7%
Occupancy (Apple Ten Only Comparable Hotels)	79.2%	79.2%	-	77.4%	77.6%	(0.3%)
RevPAR (Apple Ten Only Comparable Hotels)	$102.25	$101.16	1.1%	$101.48	$100.08	1.4%

Note:
Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016.

AHR Only Comparable Hotels is defined as the 180 hotels owned by the Company as of September 30, 2016, excluding the 56 hotels acquired on September 1, 2016 in the merger with Apple REIT Ten, Inc.

Apple Ten Only Comparable Hotels is defined as the 56 hotels owned by Apple REIT Ten, Inc., and acquired by the Company on September 1, 2016.

Comparable Hotels includes results of hotels for periods prior to the noted entity's ownership, and excludes results for dispositions.
Results included for periods prior to the noted entity's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Page | 9
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Reconciliation of Net Income to Non-GAAP Financial Measures

Apple Hospitality REIT Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Adjusted EBITDA (“Adjusted EBITDA”); and Adjusted Hotel EBITDA (“Adjusted Hotel EBITDA”). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income, cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs.

Page | 10
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Reconciliation of Net Income to FFO and MFFO
(Unaudited) (in thousands)

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations.  The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in NAREIT’s definition of FFO, including: (i) the exclusion of transaction costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.  The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company’s GAAP net income to FFO and MFFO for the three and nine months ended September 30, 2016 and 2015 (in thousands).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$13,694	$46,968	$103,098	$135,080
Depreciation of real estate owned	37,114	32,121	103,962	93,516
Gain on sale of real estate	-	-	-	(15,358)
Loss on impairment of depreciable real estate assets	5,471	-	5,471	-
Amortization of favorable and unfavorable leases, net	132	133	513	2,289
Funds from operations	56,411	79,222	213,044	215,527
Transaction costs	36,452	842	37,861	7,891
Non-cash straight-line ground lease expense	843	829	2,479	2,528
Modified funds from operations	$93,706	$80,893	$253,384	$225,946

Page | 11
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA
(Unaudited) (in thousands)

EBITDA is a commonly used measure of performance in many industries and is defined as net income excluding interest, income taxes and depreciation and amortization.  The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  In addition, certain covenants included in the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction costs, gains or losses from sales of real estate and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

The following table reconciles the Company’s GAAP net income to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA for the three and nine months ended September 30, 2016 and 2015 (in thousands).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$13,694	$46,968	$103,098	$135,080
Depreciation	37,343	32,351	104,651	94,205
Amortization of favorable and unfavorable leases, net	132	133	513	2,289
Interest and other expense, net	10,156	9,302	28,519	24,265
Income tax (benefit) expense	(7)	138	616	872
EBITDA	61,318	88,892	237,397	256,711
Transaction costs	36,452	842	37,861	7,891
Gain on sale of real estate	-	-	-	(15,358)
Loss on impairment of depreciable real estate assets	5,471	-	5,471	-
Non-cash straight-line ground lease expense	843	829	2,479	2,528
Adjusted EBITDA	$104,084	$90,563	$283,208	$251,772
General and administrative expense	2,623	5,175	12,511	14,421
Adjusted Hotel EBITDA	$106,707	$95,738	$295,719	$266,193

Page | 12
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Debt Summary
(Unaudited) ($ in thousands)
September 30, 2016

	October 1 - December 31, 2016	2017	2018	2019	2020	Thereafter	Total	Fair Market Value
Total debt:
Maturities	$49,871	$38,502	$9,785	$332,477	$449,788	$470,976	$1,351,399	$1,361,172
Average interest rates	3.3%	3.3%	3.2%	3.3%	3.7%	4.1%

Variable rate debt:
Maturities	$-	$-	$-	$302,100	$425,000	$150,000	$877,100	$877,938
Average interest rates (1)	2.6%	2.6%	2.6%	2.7%	2.9%	2.9%

Fixed rate debt:
Maturities	$49,871	$38,502	$9,785	$30,377	$24,788	$320,976	$474,299	$483,234
Average interest rates	4.8%	4.7%	4.7%	4.7%	4.7%	4.7%

(1) The average interest rate gives effect to interest rate swaps, as applicable.

Note:
See further information on the Company’s indebtedness in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Page | 13
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Three Months ended September 30 (Unaudited)

Region/State		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2016	Q3 2015	% Change	Q3 2016	Q3 2015	% Change	Q3 2016	Q3 2015	% Change	Q3 2016
East North Central
Illinois	8	82.6%	84.8%	(2.7)%	$132.40	$135.65	(2.4)%	$109.35	$115.10	(5.0)%	4.4%
Indiana	4	82.9%	84.2%	(1.6)%	$139.41	$135.38	3.0%	$115.60	$114.03	1.4%	2.0%
Michigan	1	80.4%	82.9%	(3.0)%	$135.46	$130.26	4.0%	$108.98	$108.00	0.9%	0.5%
Ohio	2	78.7%	79.1%	(0.5)%	$134.72	$132.32	1.8%	$105.98	$104.61	1.3%	0.9%
East North Central Total	15	82.1%	83.9%	(2.1)%	$134.31	$134.85	(0.4)%	$110.26	$113.13	(2.5)%	7.8%

East South Central
Alabama	13	75.9%	75.4%	0.7%	$109.81	$107.59	2.1%	$83.37	$81.16	2.7%	2.9%
Mississippi	2	69.5%	78.2%	(11.2)%	$110.36	$111.36	(0.9)%	$76.67	$87.08	(11.9)%	0.3%
Tennessee	12	83.9%	85.9%	(2.3)%	$143.48	$138.55	3.6%	$120.37	$119.02	1.1%	5.9%
East South Central Total	27	79.5%	80.8%	(1.6)%	$127.38	$124.07	2.7%	$101.23	$100.21	1.0%	9.1%

Middle Atlantic
New Jersey	5	84.6%	85.7%	(1.3)%	$140.52	$135.86	3.4%	$118.87	$116.48	2.1%	2.2%
New York	4	87.5%	87.7%	(0.2)%	$201.02	$211.31	(4.9)%	$175.97	$185.30	(5.0)%	1.3%
Pennsylvania	3	76.1%	76.2%	(0.2)%	$149.69	$144.23	3.8%	$113.86	$109.88	3.6%	1.5%
Middle Atlantic Total	12	83.5%	84.0%	(0.6)%	$164.81	$165.30	(0.3)%	$137.61	$138.92	(0.9)%	5.0%

Mountain
Arizona	11	66.5%	59.8%	11.3%	$90.13	$87.09	3.5%	$59.95	$52.04	15.2%	1.4%
Colorado	4	90.5%	90.7%	(0.3)%	$161.13	$155.95	3.3%	$145.82	$141.51	3.1%	3.2%
Idaho	2	86.6%	84.9%	1.9%	$125.42	$121.95	2.8%	$108.57	$103.55	4.8%	1.6%
Utah	2	85.6%	88.8%	(3.6)%	$119.51	$110.31	8.3%	$102.30	$97.91	4.5%	0.8%
Mountain Total	19	76.6%	73.0%	4.8%	$117.29	$114.25	2.7%	$89.80	$83.44	7.6%	7.0%

New England
Massachusetts	4	85.6%	86.8%	(1.4)%	$133.04	$130.02	2.3%	$113.94	$112.90	0.9%	1.7%
New England Total	4	85.6%	86.8%	(1.4)%	$133.04	$130.02	2.3%	$113.94	$112.90	0.9%	1.7%

Pacific
Alaska	1	92.6%	91.5%	1.2%	$260.04	$267.17	(2.7)%	$240.80	$244.46	(1.5)%	1.5%
California	27	87.5%	86.2%	1.6%	$161.44	$153.02	5.5%	$141.34	$131.86	7.2%	18.6%
Washington	4	90.4%	91.1%	(0.8)%	$217.43	$210.07	3.5%	$196.47	$191.34	2.7%	4.9%
Pacific Total	32	88.1%	87.0%	1.2%	$172.89	$165.47	4.5%	$152.33	$144.01	5.8%	25.0%

South Atlantic
Florida	23	81.1%	81.0%	0.1%	$113.15	$111.73	1.3%	$91.77	$90.55	1.3%	6.7%
Georgia	6	71.8%	72.8%	(1.3)%	$109.90	$102.54	7.2%	$78.96	$74.67	5.7%	1.3%
Maryland	2	80.7%	76.9%	5.0%	$127.87	$128.54	(0.5)%	$103.23	$98.84	4.4%	0.7%
North Carolina	12	78.2%	81.2%	(3.6)%	$118.15	$117.97	0.1%	$92.45	$95.80	(3.5)%	3.8%
South Carolina	5	82.6%	81.8%	1.0%	$116.80	$113.93	2.5%	$96.52	$93.23	3.5%	1.6%
Virginia	16	77.5%	75.6%	2.6%	$145.13	$143.08	1.4%	$112.53	$108.15	4.0%	9.9%
South Atlantic Total	64	78.9%	78.7%	0.3%	$124.47	$122.93	1.3%	$98.22	$96.75	1.5%	24.0%

West North Central
Iowa	3	82.1%	81.2%	1.1%	$115.99	$115.92	0.1%	$95.23	$94.12	1.2%	0.9%
Kansas	4	74.2%	78.0%	(4.9)%	$108.38	$108.44	(0.1)%	$80.42	$84.59	(4.9)%	0.7%
Minnesota	2	79.5%	77.5%	2.7%	$121.68	$119.64	1.7%	$96.78	$92.69	4.4%	0.6%
Missouri	4	85.0%	85.6%	(0.7)%	$140.86	$139.31	1.1%	$119.70	$119.20	0.4%	2.0%
Nebraska	4	82.1%	79.0%	3.9%	$132.01	$126.52	4.3%	$108.36	$99.95	8.4%	2.2%
West North Central Total	17	81.0%	80.6%	0.4%	$126.64	$124.26	1.9%	$102.54	$100.17	2.4%	6.4%

West South Central
Arkansas	4	75.9%	77.2%	(1.6)%	$119.60	$120.38	(0.6)%	$90.82	$92.87	(2.2)%	1.2%
Louisiana	4	75.0%	74.9%	0.1%	$119.86	$114.22	4.9%	$89.84	$85.52	5.1%	1.3%
Oklahoma	4	81.1%	80.7%	0.5%	$136.95	$140.78	(2.7)%	$111.10	$113.59	(2.2)%	2.0%
Texas	34	74.0%	76.9%	(3.8)%	$118.46	$119.64	(1.0)%	$87.70	$92.04	(4.7)%	9.5%
West South Central Total	46	74.9%	77.1%	(2.8)%	$120.60	$121.32	(0.6)%	$90.38	$93.55	(3.4)%	14.0%

Total Portfolio	236	80.1%	80.3%	(0.2)%	$134.75	$132.51	1.7%	$107.97	$106.37	1.5%	100.0%

Note: State categorization is based on STR, Inc. census region designation.

Page | 14
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Nine Months ended September 30 (Unaudited)

Region/State		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
East North Central
Illinois	8	74.7%	78.3%	(4.6)%	$129.28	$130.15	(0.7)%	$96.59	$101.91	(5.2)%	3.7%
Indiana	4	77.5%	77.5%	(0.1)%	$130.19	$125.20	4.0%	$100.86	$97.05	3.9%	1.6%
Michigan	1	76.8%	77.7%	(1.1)%	$137.14	$126.82	8.1%	$105.37	$98.50	7.0%	0.5%
Ohio	2	72.8%	73.0%	(0.3)%	$127.65	$127.09	0.4%	$92.91	$92.78	0.1%	0.7%
East North Central Total	15	75.2%	77.5%	(2.9)%	$129.82	$128.47	1.0%	$97.64	$99.51	(1.9)%	6.5%

East South Central
Alabama	13	75.8%	75.5%	0.4%	$109.62	$107.04	2.4%	$83.07	$80.83	2.8%	3.0%
Mississippi	2	70.1%	79.4%	(11.7)%	$109.92	$108.97	0.9%	$77.04	$86.52	(11.0)%	0.4%
Tennessee	12	81.9%	83.2%	(1.5)%	$144.19	$139.10	3.7%	$118.14	$115.73	2.1%	5.8%
East South Central Total	27	78.5%	79.5%	(1.3)%	$127.46	$123.71	3.0%	$100.02	$98.40	1.6%	9.2%

Middle Atlantic
New Jersey	5	79.0%	78.7%	0.4%	$138.62	$133.71	3.7%	$109.57	$105.28	4.1%	1.9%
New York	4	83.0%	81.1%	2.3%	$194.31	$197.37	(1.6)%	$161.23	$160.10	0.7%	1.0%
Pennsylvania	3	68.3%	70.2%	(2.7)%	$149.57	$143.33	4.4%	$102.11	$100.57	1.5%	1.2%
Middle Atlantic Total	12	77.7%	77.4%	0.4%	$161.82	$159.21	1.6%	$125.79	$123.28	2.0%	4.1%

Mountain
Arizona	11	75.3%	69.6%	8.1%	$113.94	$113.50	0.4%	$85.77	$79.01	8.6%	3.7%
Colorado	4	81.4%	82.5%	(1.4)%	$150.54	$148.73	1.2%	$122.57	$122.75	(0.2)%	2.5%
Idaho	2	82.3%	77.6%	6.1%	$125.49	$115.48	8.7%	$103.33	$89.63	15.3%	1.5%
Utah	2	76.2%	79.8%	(4.4)%	$112.58	$105.83	6.4%	$85.83	$84.43	1.7%	0.6%
Mountain Total	19	77.8%	74.6%	4.3%	$123.84	$121.30	2.1%	$96.31	$90.46	6.5%	8.3%

New England
Massachusetts	4	80.3%	79.4%	1.2%	$130.72	$125.47	4.2%	$105.03	$99.63	5.4%	1.5%
New England Total	4	80.3%	79.4%	1.2%	$130.72	$125.47	4.2%	$105.03	$99.63	5.4%	1.5%

Pacific
Alaska	1	82.0%	87.4%	(6.2)%	$216.65	$218.35	(0.8)%	$177.55	$190.85	(7.0)%	1.0%
California	27	85.7%	83.8%	2.3%	$158.95	$144.79	9.8%	$136.19	$121.27	12.3%	18.4%
Washington	4	83.5%	87.2%	(4.2)%	$186.65	$180.18	3.6%	$155.86	$157.12	(0.8)%	3.6%
Pacific Total	32	85.3%	84.4%	1.0%	$164.60	$152.66	7.8%	$140.33	$128.80	8.9%	23.0%

South Atlantic
Florida	23	83.7%	84.6%	(1.1)%	$129.99	$127.73	1.8%	$108.83	$108.12	0.7%	9.5%
Georgia	6	72.6%	75.7%	(4.1)%	$109.85	$104.24	5.4%	$79.70	$78.90	1.0%	1.2%
Maryland	2	76.2%	70.3%	8.4%	$131.68	$128.35	2.6%	$100.32	$90.24	11.2%	0.7%
North Carolina	12	77.5%	77.7%	(0.2)%	$114.58	$113.26	1.2%	$88.85	$88.04	0.9%	3.8%
South Carolina	5	82.0%	80.4%	2.0%	$117.54	$113.03	4.0%	$96.40	$90.87	6.1%	1.6%
Virginia	16	74.0%	72.9%	1.6%	$137.22	$133.13	3.1%	$101.54	$96.99	4.7%	8.5%
South Atlantic Total	64	78.5%	78.3%	0.2%	$127.66	$124.60	2.5%	$100.19	$97.59	2.7%	25.3%

West North Central
Iowa	3	75.9%	75.6%	0.4%	$115.44	$114.04	1.2%	$87.58	$86.21	1.6%	0.8%
Kansas	4	69.4%	75.0%	(7.4)%	$108.40	$106.22	2.1%	$75.27	$79.62	(5.5)%	0.6%
Minnesota	2	75.3%	72.1%	4.4%	$119.15	$117.13	1.7%	$89.71	$84.43	6.2%	0.5%
Missouri	4	79.1%	81.5%	(3.0)%	$135.97	$135.03	0.7%	$107.50	$110.07	(2.3)%	1.8%
Nebraska	4	77.9%	76.5%	1.8%	$142.16	$135.41	5.0%	$110.72	$103.62	6.9%	2.3%
West North Central Total	17	75.9%	76.8%	(1.2)%	$128.02	$124.74	2.6%	$97.21	$95.86	1.4%	6.0%

West South Central
Arkansas	4	70.8%	71.5%	(1.0)%	$117.29	$116.46	0.7%	$83.06	$83.31	(0.3)%	1.1%
Louisiana	4	75.4%	79.0%	(4.5)%	$129.89	$127.37	2.0%	$97.97	$100.66	(2.7)%	1.7%
Oklahoma	4	80.4%	78.9%	1.9%	$138.18	$136.96	0.9%	$111.03	$108.02	2.8%	2.0%
Texas	34	76.0%	77.7%	(2.1)%	$123.16	$122.80	0.3%	$93.66	$95.42	(1.8)%	11.3%
West South Central Total	46	76.0%	77.5%	(1.9)%	$124.93	$124.21	0.6%	$94.98	$96.26	(1.3)%	16.1%

Total Portfolio	236	78.5%	78.7%	(0.3)%	$134.90	$130.78	3.2%	$105.96	$102.86	3.0%	100.0%

Note: State categorization is based on STR, Inc. census region designation.

Page | 15
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Chain Scale
Three and Nine Months ended September 30
 (Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2016	Q3 2015	% Change	Q3 2016	Q3 2015	% Change	Q3 2016	Q3 2015	% Change	Q3 2016
Upscale
Courtyard	39	76.0%	76.1%	(0.2)%	$146.48	$144.36	1.5%	$111.28	$109.85	1.3%	20.5%
Hilton Garden Inn	41	80.9%	81.0%	(0.2)%	$132.26	$130.52	1.3%	$106.95	$105.70	1.2%	18.9%
Homewood Suites	34	83.3%	84.6%	(1.6)%	$130.80	$127.20	2.8%	$108.94	$107.66	1.2%	11.8%
Residence Inn	32	83.3%	83.9%	(0.7)%	$150.86	$148.08	1.9%	$125.69	$124.25	1.2%	16.1%
SpringHill Suites	17	82.5%	80.0%	3.0%	$118.40	$111.21	6.5%	$97.63	$88.99	9.7%	6.7%
Upscale Total	163	80.7%	80.8%	(0.2)%	$137.30	$134.47	2.1%	$110.75	$108.64	1.9%	74.0%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	80.1%	79.8%	0.4%	$116.24	$112.03	3.8%	$93.07	$89.37	4.1%	3.5%
Hampton Inn/Hampton Inn & Suites	36	81.2%	81.7%	(0.7)%	$126.43	$125.14	1.0%	$102.64	$102.29	0.3%	13.0%
Home2 Suites	6	82.6%	86.5%	(4.5)%	$123.65	$117.40	5.3%	$102.14	$101.55	0.6%	2.4%
TownePlace Suites	12	76.5%	76.4%	0.1%	$100.34	$96.33	4.2%	$76.80	$73.64	4.3%	2.7%
Upper Midscale Total	65	80.4%	80.9%	(0.6)%	$120.52	$117.76	2.3%	$96.88	$95.24	1.7%	21.6%

Upper Upscale
Embassy Suites	2	88.2%	81.6%	8.1%	$198.80	$208.08	(4.5)%	$175.36	$169.83	3.3%	1.8%
Hilton	1	77.6%	72.4%	7.2%	$164.10	$164.89	(0.5)%	$127.37	$119.35	6.7%	0.8%
Marriott	4	65.1%	66.6%	(2.2)%	$130.86	$133.70	(2.1)%	$85.25	$89.08	(4.3)%	2.2%
Renaissance	1	91.5%	89.6%	2.1%	$262.08	$289.53	(9.5)%	$239.93	$259.55	(7.6)%	(0.4)%
Upper Upscale Total	8	73.3%	72.3%	1.4%	$166.24	$172.15	(3.4)%	$121.83	$124.42	(2.1)%	4.4%

Total Portfolio	236	80.1%	80.3%	(0.2)%	$134.75	$132.51	1.7%	$107.97	$106.37	1.5%	100.0%

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
Upscale
Courtyard	39	75.0%	74.5%	0.6%	$143.55	$138.59	3.6%	$107.61	$103.25	4.2%	19.9%
Hilton Garden Inn	41	78.4%	79.2%	(1.0)%	$133.47	$130.67	2.1%	$104.66	$103.47	1.2%	19.0%
Homewood Suites	34	82.7%	82.6%	0.1%	$135.79	$130.85	3.8%	$112.25	$108.08	3.9%	12.7%
Residence Inn	32	81.4%	82.5%	(1.3)%	$146.13	$140.89	3.7%	$119.00	$116.21	2.4%	15.3%
SpringHill Suites	17	78.8%	77.2%	2.1%	$119.71	$108.90	9.9%	$94.36	$84.08	12.2%	6.6%
Upscale Total	163	78.9%	79.0%	(0.1)%	$137.22	$132.36	3.7%	$108.24	$104.52	3.6%	73.5%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	79.3%	78.9%	0.6%	$117.94	$112.80	4.6%	$93.58	$88.99	5.2%	3.6%
Hampton Inn/Hampton Inn & Suites	36	79.0%	79.5%	(0.7)%	$128.65	$126.01	2.1%	$101.58	$100.20	1.4%	13.4%
Home2 Suites	6	84.6%	83.8%	0.9%	$122.66	$117.65	4.3%	$103.75	$98.59	5.2%	2.2%
TownePlace Suites	12	77.1%	76.6%	0.6%	$101.02	$97.14	4.0%	$77.86	$74.40	4.6%	2.9%
Upper Midscale Total	65	79.2%	79.2%	(0.1)%	$122.00	$118.44	3.0%	$96.58	$93.85	2.9%	22.1%

Upper Upscale
Embassy Suites	2	83.5%	84.6%	(1.4)%	$180.14	$179.95	0.1%	$150.34	$152.28	(1.3)%	1.4%
Hilton	1	79.4%	76.9%	3.2%	$169.25	$165.84	2.1%	$134.41	$127.60	5.3%	0.9%
Marriott	4	65.7%	66.8%	(1.6)%	$134.47	$134.98	(0.4)%	$88.37	$90.19	(2.0)%	2.6%
Renaissance	1	86.2%	85.5%	0.7%	$253.64	$263.67	(3.8)%	$218.60	$225.55	(3.1)%	(0.5)%
Upper Upscale Total	8	72.5%	73.0%	(0.7)%	$162.95	$163.73	(0.5)%	$118.11	$119.50	(1.2)%	4.4%

Total Portfolio	236	78.5%	78.7%	(0.3)%	$134.90	$130.78	3.2%	$105.96	$102.86	3.0%	100.0%

Note:  Brand categorization is based on STR, Inc. census chain scale designation.

Page | 16
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Location
Three and Nine Months ended September 30
 (Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2016	Q3 2015	% Change	Q3 2016	Q3 2015	% Change	Q3 2016	Q3 2015	% Change	Q3 2016
STR Location
Airport	16	83.8%	85.1%	(1.5)%	$125.92	$123.04	2.3%	$105.50	$104.68	0.8%	5.8%
Interstate	8	76.0%	79.0%	(3.8)%	$117.26	$114.17	2.7%	$89.10	$90.16	(1.2)%	2.7%
Resort	9	82.4%	83.4%	(1.3)%	$145.62	$146.40	(0.5)%	$119.95	$122.12	(1.8)%	5.3%
Small Metro/Town	19	72.1%	69.4%	3.8%	$105.27	$102.46	2.7%	$75.85	$71.11	6.7%	3.9%
Suburban	148	79.8%	80.6%	(1.0)%	$131.42	$128.39	2.4%	$104.82	$103.43	1.4%	58.7%
Urban	36	83.0%	81.1%	2.3%	$157.09	$158.26	(0.7)%	$130.32	$128.35	1.5%	23.6%

Total Portfolio	236	80.1%	80.3%	(0.2)%	$134.75	$132.51	1.7%	$107.97	$106.37	1.5%	100.0%

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016
STR Location
Airport	16	83.6%	85.0%	(1.6)%	$130.06	$126.55	2.8%	$108.75	$107.53	1.1%	6.5%
Interstate	8	73.7%	76.8%	(4.0)%	$114.19	$111.45	2.5%	$84.14	$85.55	(1.7)%	2.5%
Resort	9	80.4%	81.9%	(1.9)%	$142.59	$141.89	0.5%	$114.60	$116.20	(1.4)%	4.7%
Small Metro/Town	19	73.6%	70.7%	4.2%	$110.72	$108.33	2.2%	$81.54	$76.60	6.4%	4.8%
Suburban	148	78.0%	78.4%	(0.5)%	$131.55	$126.43	4.0%	$102.62	$99.14	3.5%	58.9%
Urban	36	80.6%	79.7%	1.1%	$156.44	$153.97	1.6%	$126.11	$122.76	2.7%	22.6%

Total Portfolio	236	78.5%	78.7%	(0.3)%	$134.90	$130.78	3.2%	$105.96	$102.86	3.0%	100.0%

Note:  Location categorization is based on STR, Inc. designation.

Page | 17
Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com